UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 31, 2013

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

SOUTH CAROLINA	0-14665	95-4133299
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

915 East First Street

Los Angeles, CA 90012-4050

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (213) 229-5300

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.02     Results of Operations and Financial Condition

On December 31, 2013, Daily Journal Corporation (the “Company”) issued a press release announcing its preliminary financial results for the fiscal year ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth below in Item 8.01 is incorporated herein.

Item 8.01     Other Events

On December 16, 2013, the Company filed a Form 12b-25 with the Securities and Exchange Commission to explain that the Company would be unable to file its Form 10-K for the fiscal year ended September 30, 2013 within the prescribed time frame because the Company required additional time to complete its assessment of the Company’s internal control over financial reporting and the related audit. At that time, the Company expected to be able to file its Form 10-K by December 31, 2013, but that is no longer possible. Ernst & Young, LLP, the Company’s registered independent public accounting firm, has not completed its audit of the Company’s financial statements or its audit of the Company’s internal control over financial reporting, and has informed the Company that it will complete its work “in due course.” Accordingly, the preliminary, unaudited results referenced in Item 2.02 above are based on management’s review of operations for the fiscal year ended September 30, 2013 and remain subject to the completion of the audits.

On December 31, 2013, the Company notified NASDAQ of its inability to timely file the Form 10-K, which constitutes a violation of NASDAQ Listing Rule 5250(c)(1). The Company intends to regain compliance with the Rule as soon as it is able to file its Form 10-K with the Securities and Exchange Commission following the completion of the audits.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits

99.1     Press release dated December 31, 2013

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Gerald L. Salzman
Gerald L. Salzman
Chief Executive Officer
President
Chief Financial Officer
Treasurer

Dated: December 31, 2013

EXHIBIT INDEX

Exhibits	Description

99.1	Press release dated December 31, 2013